UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 10, 2007
Date of Report (Date of earliest event reported)

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PRO-PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

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NEVADA	000-32877	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 WELLS AVENUE
NEWTON, MASSACHUSETTS
02459
(Address of Principal Executive Offices) (Zip Code)

(617) 559-0033
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regulation Fair Disclosure

Item 7.01. Regulation FD Disclosure.

The information in this Report, including the slides attached hereto as Exhibit 99.1, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Report.

By filing this Report and furnishing this information, the Company makes no admission as to the materiality of any information in this Report. The information contained in the slides is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company makes, by news release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through news releases or through other public disclosure.

The Company cautions you that information included in the slides attached hereto as Exhibit 99.1 that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors that, if they do not materialize or prove to be accurate, could cause the Company’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. Such forward-looking statements are made based on management’s current expectations and beliefs and should not be regarded as a statement or representation by the Company that any of its plans, including its anticipated milestones, will be achieved on time or at all. The potential risks and uncertainties that could cause actual results to differ materially include, but are not limited to: the risk that the Company will be unable to raise sufficient capital to fund the projects necessary to meet its anticipated or stated goals and milestones; the potential to attract a strategic partner and the terms of any related transaction; the ability to timely enroll subjects in the Company’s current and anticipated clinical trials; the potential for DAVANAT® to receive regulatory approval for one or more indications on a timely basis or at all, and the uncertain process of seeking regulatory approval; other difficulties or delays in developing, testing, manufacturing and marketing of and obtaining regulatory approval for DAVANAT®; the market potential for carbohydrate-based compounds, and the Company’s ability to compete in those markets; unexpected adverse side effects or inadequate therapeutic efficacy of DAVANAT® or the Company’s other products that could delay or prevent regulatory approval or commercialization, or that could result in recalls or product liability claims; the risk that pre-clinical results are not indicative of the success of subsequent clinical trials and that products will not perform as pre-clinical data suggests or as otherwise anticipated; the potential for regulatory authorities to require additional pre-clinical work or other clinical requirements to support regulatory filings; the scope and validity of patent protection for DAVANAT® and the Company’s other product candidates; and other risks and uncertainties more fully described in the Company’s news releases and periodic filings with the Securities and Exchange Commission. The Company’s public filings with the Securities and Exchange Commission are available at http://www.sec.gov.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date when made. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company assumes no obligation to revise or update any forward-looking statement, including any information included in the slides attached hereto as Exhibit 99.1, to reflect events or circumstances arising after the date on which it was made. This caution is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called for by this Item is incorporated by reference to the Index to Exhibits filed with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO-PHARMACEUTICALS, INC.

By:	/s/ Carl L. Lueders
Carl L. Lueders
Chief Financial Officer

Date: August 10, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Pro-Pharmaceuticals Presentation Slides - dated August 10, 2007